UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 5, 2016

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

201 NW 10th, Suite 200 Oklahoma City, Oklahoma	73103
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 5, 2016, Blueknight Energy Partners, L.P. (the “Partnership”) consummated the previously disclosed transactions contemplated by that certain Contribution Agreement, dated as of July 19, 2016, among the Partnership, BKEP Terminal Holding, L.L.C., an indirect wholly-owned subsidiary of the Partnership (“Acquirer”), Ergon Asphalt & Emulsions, Inc. (“Ergon A&E”), Ergon Terminaling, Inc. (“ETI”) and Ergon Asphalt Holdings, LLC (“EAH,” and collectively with Ergon A&E and ETI, the “Contributors”) (the “Contribution Agreement”). Concurrently with the closing of the transactions contemplated by the Contribution Agreement (“Closing”), the previously disclosed transactions contemplated by the following agreements also closed: (i) a Membership Interest Purchase Agreement, dated July 19, 2016 among CB-Blueknight, LLC (“CBB”), an indirect wholly-owned subsidiary of Charlesbank Capital Partners, LLC (“Charlesbank”), Blueknight Energy Holding, Inc. (“BEHI”), an indirect wholly-owned subsidiary of Vitol Holding B.V. (“Vitol”), and EAH, an indirect wholly owned subsidiary of Ergon, Inc. (“Ergon”) (the “Membership Interest Purchase Agreement”), pursuant to which EAH purchased from CBB and BEHI all of the equity interests in Blueknight GP Holding, LLC (“GP Holding”), which entity owns 100% of the equity interests in Blueknight Energy Partners G.P., L.L.C. (the “General Partner”), and (ii) a Preferred Unit Repurchase Agreement, dated July 19, 2016, among CBB, BEHI and the Partnership (the “Repurchase Agreement”), pursuant to which the Partnership purchased from each of CBB and BEHI, 6,667,695 Series A Preferred Units representing limited partner interests in the Partnership (“Series A Preferred Units”) at a per unit price of $7.15.

Storage, Throughput and Handling Agreement

In connection with the consummation of the transactions described above (collectively, the “Transactions”), BKEP Materials, L.L.C. (“BKEP Materials”), BKEP Terminalling, L.L.C. (“Holdings”), BKEP Asphalt, L.L.C. (“BKEP Asphalt”), and Ergon A&E entered that certain Storage, Throughput and Handling Agreement, dated October 5, 2016 (the “Storage, Throughput and Handling Agreement”). Pursuant to the Storage, Throughput and Handling Agreement, the Partnership’s subsidiaries will operate certain asphalt terminals, storage tanks and related real property, contracts, permits, assets and other interests (the “Terminal Assets”) previously owned by Ergon A&E and ETI, and store and terminal Ergon A&E’s asphalt products at the Terminal Assets after the Closing, in exchange for the payment of certain fees by Ergon A&E. The term of the agreement begins on October 5, 2016 and will continue for a period of seven years. The agreement will then continue on a year-to-year basis unless cancelled by either party by delivering not less than 180 days’ notice. Each party has agreed to indemnify the other party (and its affiliates) for any and all liabilities arising from (i) its breach of the Storage, Throughput and Handling Agreement, (ii) its negligence or willful misconduct, or the negligence or willful misconduct of an affiliate, or (iii) its failure to comply with law with respect to the sale, transportation, storage, handling or disposal of product.

Omnibus Agreement

In connection with the consummation of the Transactions, the General Partner, the Partnership, Holdings, BKEP Asphalt and BKEP Materials entered into the Omnibus Agreement, dated as of October 5, 2016 (the “Omnibus Agreement”) with Ergon A&E pursuant to which Ergon A&E was granted a right of first offer with respect to the (i) Wolcott, Kansas Asphalt Terminal; (ii) Ennis, Texas Asphalt Terminal; (iii) Chandler, Arizona Asphalt/Emulsion Terminal; (iv) Mt. Pleasant, Texas Emulsion Terminal; (v) Pleasanton, Texas Emulsion Terminal; (vi) Birmingport, Alabama Asphalt/Polymer/Emulsion Terminal; (vii) Memphis, Tennessee Asphalt/Polymer/Emulsion Terminal; (viii) Nashville, Tennessee Asphalt/Polymer Terminal; (ix) Yellow Creek, Mississippi Asphalt Terminal; (x) Fontana, California Asphalt/Emulsion Terminal; and (xi) Las Vegas, Nevada Asphalt/Emulsion/Polymer Terminal (collectively, the

“ROFO Assets”) to the extent that the owner of the ROFO Assets proposes to transfer such ROFO Asset while the Omnibus Agreement is in effect. In addition, the Omnibus Agreement also granted Ergon A&E a right of first refusal to purchase the (i) Fontana, California Asphalt/Emulsion Terminal and (ii) Las Vegas, Nevada Asphalt/Emulsion/Polymer Terminal (together, the “ROFR Assets”) if any owner of the ROFR Assets proposes or intends to sell any ROFR Asset to a third party during the period ending December 31, 2018.

Registration Rights Agreement

Pursuant to the terms of the Contribution Agreement, the Partnership entered into a Registration Rights Agreement, dated October 5, 2016, with Ergon A&E, ETI, and EAH (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a shelf registration statements covering the Issued Common Units (as defined below) and the conversion common units issued as a result of the conversion of the Issued Series A Units (as defined below). In addition, the Partnership has agreed to use reasonable best efforts to cause the shelf registration statement to be declared effective by the Securities and Exchange Commission no later than 180 days after its filing. The Registration Rights Agreement contains representations, warranties, covenants and indemnities that are customary for private placements by public companies.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 4.1, 10.1 and 10.2 to this current report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information set forth under Item 2.01 of this Current Report regarding the Contribution Agreement (as defined below) is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Under the terms of the Contribution Agreement, the Contributors contributed to Acquirer $22,100,000 in cash and 100% of the equity interest in Holdings, a subsidiary of the Contributors which, as of the Closing, owns the Terminal Assets, including asphalt terminals at the following locations:

Wolcott, Kansas
Ennis, Texas
Chandler, Arizona
Mt. Pleasant, Texas
Pleasanton, Texas
Birmingport, Alabama
Memphis, Tennessee
Nashville, Tennessee
Yellow Creek, Mississippi

In consideration of the contribution by the Contributors of the equity in Holdings (and thereby indirect ownership of the Terminal Assets) and cash to Acquirer, Acquirer delivered to the Contributors an aggregate of 18,312,968 Series A Preferred Units (the “Issued Series A Units”) in a private placement.

Additionally, under the Contribution Agreement, the Contributors purchased 847,457 common units of the Partnership (the “Issued Common Units,” and collectively with the Issued Series A Units, the “Issued Units”) in a private placement at a price of $5.90 per unit ($5,000,000.00 in the aggregate).

Under the Contribution Agreement, Ergon A&E provides to Acquirer customary representations and warranties regarding the Contributors’ authority to enter into and perform its obligations under the Contribution Agreement, as well as the status and operation of the Terminal Assets prior to Closing. Acquirer provides to the Contributors customary representations and warranties regarding its authority to enter into and perform its obligations under the Contribution Agreement, as well as the operation by the Partnership of its business prior to Closing. Acquirer, on one hand, and Ergon A&E, on the other hand, each agree to indemnify the other party (and their affiliates) for losses arising out of (i) the operation of the Terminal Assets before Closing (with respect to Ergon A&E) or after Closing (with respect to Acquirer), (ii) breach of such party’s representations and warranties under the Contribution Agreement, (iii) breach of such party’s or its affiliates’ covenants under the Contribution Agreement, and (iv) certain taxes that are specifically allocated to such party or its affiliates under the Contribution Agreement. Such indemnification obligations are subject to customary limitations, including limited survival periods, caps and baskets. The Partnership guarantees the obligations of Acquirer under the Contribution Agreement for a period of three years after Closing, and until the resolution of any indemnification claim asserted against Acquirer within such three-year period.

Concurrently with the Closing, the transactions contemplated by the Membership Interest Purchase Agreement, pursuant to which EAH purchased from CBB and BEHI all of the equity interests in GP Holding, which entity owns 100% of the equity interests in the General Partner, and the Repurchase Agreement, pursuant to which the Partnership purchased from each of CBB and BEHI, 6,667,695 Series A Preferred Units at a per unit price of $7.15 were closed. Immediately after giving effect to the transactions contemplated by the Repurchase Agreement, CBB and BEHI each owned 2,488,789 Series A Preferred Units.

Item. 3.02.	Unregistered Sales of Equity Securities.

The information in Item 2.01 above regarding the issuance and sale of the Issued Units is incorporated by reference into this Item 3.02.

The Partnership relied on the exemption from registration under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Section 4(a)(2) of the Securities Act, for the private placement of the Issued Units. Each holder of the Issued Units represented that it is an “accredited investor” as defined in Regulation D of the Securities Act. The Issued Units have not been registered under the Securities Act, or state securities laws, and may not be offered or sold in the United States without either being first registered or otherwise exempt from registration in any further resale or disposition.

The Issued Series A Units are convertible into common units of the Partnership. The conversion ratio currently is 1:1, subject to adjustment.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the Membership Interest Purchase Agreement, on October 5, 2016, a subsidiary of Ergon purchased 100% of the outstanding equity securities of GP Holding, which owns 100% of the equity interests in the General Partner. As a result of GP Holding’s ownership of the General Partner, Ergon has the ability to control the Partnership’s management and operations.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In anticipation of the consummation of the Contribution Agreement, on October 5, 2016, M.A. Loya, Michael R. Eisenson, Jon M. Biotti and Francis Brenner each tendered his resignation from the Board of Directors of the General Partner (the “Board”) effective as of the Closing. Those resignations did not result from a disagreement with the General Partner. Duke R. Ligon, Steven M. Bradshaw and John A. Shapiro will continue to serve on the Board.

Additionally, on October 5, 2016, pursuant to the Second Amended and Restated Limited Liability Company Agreement of the General Partner, dated December 1, 2009, the size of the Board was increased from seven members to eight members and each of the following additional individuals were appointed to the Board:

William W. Lampton
Robert H. Lampton
Jimmy A. Langdon
Donald M. Brooks
Edward Drew Brooks

Biographical information for each of the members of the Board is set forth below:

William W. Lampton began his career with Ergon in 1979, and now serves the company as President of Ergon’s Asphalt Groups and Chairman of the Board of Directors of Ergon A&E. He serves on Ergon’s Executive Committee and is a member of the Board of Directors. He currently is a board member of Mississippi Economic Council, Boy Scouts of America Andrew Jackson Council and Greater Jackson Chamber Partnership (of which he is a past chairman). He sits on the Dean’s Advisory Council of Mississippi State University’s Bagley College of Engineering. He also served as co-chair of Mississippi Works initiative under Governor Phil Bryant.

Robert H. Lampton began his career with Ergon in May 1983, and now serves the company as President of the Supply and Distribution Division, President of ETI, and Ergon Trucking, Inc. Mr. Lampton is also President of Ergon Marine and Industrial Supply and Ergon Real Estate. He is an Executive Committee Member and Board Member of Ergon. He was a Board Member for Mississippi Valley Title Company from 2005 to 2015. Mr. Lampton is a 1983 graduate of The University of Mississippi with a degree in Business Administration and a Minor in Business Psychology.

Jimmy A. Langdon currently holds the following positions: Executive Vice President-Operations for Ergon, Sr. Vice President for ISO Panels, Inc., Senior Vice President for ETI, Ergon Baton Rouge, Inc., Ergon Knoxville, Inc., Ergon St. James, Inc., Ergon Texas Pipeline, Inc., and Ergon-Ironton, LLC. He also serves on the Ergon Operating Committee as the chairman and serves on the Executive Committee as a member. Mr. Langdon began his full time professional career with Tenneco working as an Associate Engineer with their Tennessee Gas Pipeline group based in Houston, Texas. He joined Ergon Refining, Inc. in 1989 as a Maintenance Engineer in Vicksburg, Mississippi and held various other positions through 1997. In 1997, he assisted Ergon with the formation of Ergon-West Virginia, Inc. in Newell, West Virginia and held the position of Maintenance/Engineering Manager until 2000. In 2000, Mr. Langdon joined the Ergon corporate office group and assisted the Real Estate segment of the company for the next two years in the development business. Over the next fourteen years, he held various positions within Ergon including Vice President-Corporate Engineering and Vice President- Corporate Maintenance along with

Sr. Vice President for Ergon A&E. Mr. Langdon is a 1987 Graduate of Mississippi State University with a degree in Civil Engineering.

Donald M. Brooks is the President and a member of the Board of Directors of Crafco, Inc., and serves on the Board of Directors of one of Crafco Inc.’s sister companies, Ergon A&E. He is also a member of the Operating Committee of Ergon. When Ergon formed a joint venture in California with another independent refiner, he was appointed to that Board of Directors and is Ergon’s representative in that entity. In addition, he was appointed President of the joint venture, Tricor Refining, LLC in 2010. Mr. Brooks presently serves on the Advisory Board to the National Center for Pavement Preservation (NCPP) at Michigan State University and formerly has served on the Advisory Board for the Foundation for Pavement Preservation (FP2). As a graduate of Northern Arizona University in 1976, he holds a Bachelor’s of Science Degree in Accounting and is a Certified Public Accountant.

Edward Drew Brooks has served as the Vice President of Business Development for Ergon A&E since 2013. Mr. Brooks joined Ergon in 2007 to serve as the Manager of Business Development. Prior to joining Ergon, Mr. Brooks worked with Haddox, Reid, Burkes & Calhoun, PLLC as a manager in the assurance services division. Mr. Brooks was educated at Mississippi College, where he received a Bachelor’s Degree in Accounting and a Masters of Business Administration. Mr. Brooks also holds a Certified Public Accountant and Chartered Global Management Accountant license.

Each of these five new directors are officers of Ergon and may have conflicts of interest arising from (i) Ergon’s interest as the controlling equityholder of the Partnership and GP Holding, (ii) Ergon’s interest in commercial arrangements described above and (iii) the following transactions between Ergon and the Partnership.

Historical Customer Relationship with Ergon

The Partnership has historically maintained a customer relationship with Ergon pursuant to which certain of the Partnership’s subsidiaries lease asphalt terminals to Ergon and provide asphalt storage, throughput and handling services to Ergon in exchange for fee-based compensation under several agreements with Ergon. The terms of these agreements vary, but the agreements expire between October 2016 and December 2018. These historical agreements collectively comprise $15.5 million, or 8.6%, of the Partnership’s combined revenue for the year ended December 31, 2015. Concurrently with the completion of the transaction, BKEP Materials, Holdings, BKEP Asphalt, and Ergon A&E entered the Storage, Throughput and Handling Agreement. The description in Item 1.01 of this Current Report regarding the Storage, Throughput and Handling Agreement is incorporated by reference into this Item 5.02.

Item 7.01.    Regulation FD Disclosure.

On October 5, 2016, the Partnership issued a press release (the “Press Release”) announcing the completion of the Transactions. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

EXHIBIT NUMBER	DESCRIPTION

4.1	Registration Rights Agreement, dated October 5, 2016, by and between Blueknight Energy Partners, L.P., Ergon Asphalt & Emulsions, Inc., Ergon Terminaling, Inc. and Ergon Asphalt Holdings, LLC
10.1*	Storage, Throughput and Handling Agreement, dated October 5, 2016, by and between BKEP Materials, L.L.C., BKEP Terminalling, L.L.C., BKEP Asphalt, L.L.C., and Ergon Asphalt & Emulsions, Inc.
10.2
Omnibus Agreement, dated October 5, 2016, by and between Ergon Asphalt & Emulsions, Inc., Blueknight Energy Partners G.P., L.L.C., Blueknight Energy Partners, L.P., Blueknight Terminalling, L.L.C., BKEP Materials, L.L.C. and BKEP Asphalt, L.L.C.

99.1	Press release, dated October 5, 2016.
_____________
*Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: October 5, 2016	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

4.1	Registration Rights Agreement, dated October 5, 2016, by and between Blueknight Energy Partners, L.P., Ergon Asphalt & Emulsions, Inc., Ergon Terminaling, Inc. and Ergon Asphalt Holdings, LLC
10.1*	Storage, Throughput and Handling Agreement, dated October 5, 2016, by and between BKEP Materials, L.L.C., BKEP Terminalling, L.L.C., BKEP Asphalt, L.L.C., and Ergon Asphalt & Emulsions, Inc.
10.2
Omnibus Agreement, dated October 5, 2016, by and between Ergon Asphalt & Emulsions, Inc., Blueknight Energy Partners G.P., L.L.C., Blueknight Energy Partners, L.P., Blueknight Terminalling, L.L.C., BKEP Materials, L.L.C. and BKEP Asphalt, L.L.C.

99.1	Press release, dated October 5, 2016.
_____________
*Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of this exhibit. Omitted material for which confidential treatment has been requested has been separately filed with the Securities and Exchange Commission.